UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2016 (June 29, 2016)

MINN SHARES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54218	37-1615850
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1624 Harmon Place, Suite 210, Minneapolis, MN	55403
(Address of Principal Executive Offices)	(Zip Code)

(612) 486-5587
Registrant’s telephone number, including area code

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2016, Greyton Becker, the Chief Financial Officer, Treasurer, and a member of the board of directors of Minn Shares Inc. (the “Company”), resigned from all of his positions effective immediately.

Richard Gilbert, the Company’s President, Secretary and a member of the Company’s board of directors, will assume the role of principal financial and accounting officer until a replacement is identified and appointed.

Mr. Gilbert does not receive any compensation for his services as an executive officer or director. There are no transactions in which Mr. Gilbert has an interest requiring disclosure under Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINN SHARES INC.

Date: July 6, 2016	By:	/s/ Richard Gilbert
Richard Gilbert President

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